CoreFunds,Inc.
                                 --------------

                                GLOBAL BOND FUND

                          ANNUAL REPORT TO SHAREHOLDERS

                                  June 30, 1998

                              LETTER TO SHAREHOLDERS
                            COREFUND GLOBAL BOND FUND
                                  JUNE 30, 1998


Dear Shareholders:

Welcome to the Evergreen Select Funds. As you are probably aware by now, CoreFund Global Bond Fund became Evergreen Select International Bond Fund, effective August 28, 1998, as a result of the vote at the August 18th shareholder meeting. The Fund's manager remains the same, George McNeill of Analytic TSA International, Inc., and the Fund's advisor is now the Capital Management Group of First Union National Bank. The Select Funds are offered through First Capital Group, an extension of the Capital Management Group.

The Evergreen Select Funds are an institutional family of 24 funds with over $15 billion in assets and are part of the Evergreen Funds with more than $52 billion in assets under management.

This report will be the last one you receive from CoreFunds, and it represents the Fund's financial statements as of and for the fiscal year ending June 30, 1998. The Evergreen Select International Bond Fund's fiscal year end has been changed to September 30th, so the next report you receive for the Fund will be an annual report as of September 30, 1998, which will be mailed at the end of November 1998.

Thank you for your continued investment, and welcome to the Evergreen Select Funds.

Sincerely,


/S/ SIGNATURE
William M. Ennis
Managing Director
Evergreen Funds


/S/ SIGNATURE
David C. Francis, CFA
Chief Investment Officer
Managing Director
First Capital Group

                        PORTFOLIO MANAGER: GEORGE MCNEILL
                            COREFUND GLOBAL BOND FUND
                                  JUNE 30, 1998


PERFORMANCE
The CoreFund Global Bond Fund Class A shares returned 4.16%, unadjusted for any sales charges, for the one-year period ended June 30, 1998, while its benchmark index, the J.P. Morgan Global Government Bond Index, returned 3.27% for the same period. Assets in the Fund grew nearly 6% from $34,722,000 on June 30, 1997 to $36,921,000 on June 30, 1998.

COMMENTARY
The Far East crisis struck almost exactly half way through the period under review. While higher-risk, emerging-market debt performed extremely well in the first half, the true risk became apparent half way through the year and this led to a flight to quality in the latter part of the Fund's fiscal year. This flight to quality resulted in an even greater over-valuation of developed market bonds as yields fell, particularly in U.S. Treasuries, U.K. gilts and then in European bonds. Before the seriousness of events in the Far East was recognized, there were concerns that tight labor markets and accelerating wage increases would lead inevitably to higher inflation, particularly in the United States and the United Kingdom. Because the U.S. bond market sets the overall trend in developed market behavior, there were natural fears that lack of Fed action would result in an even greater reaction later. Your Fund continued to take a cautious stance in this background both in terms of the markets it invested in and in its maturity profile.

Once it became clear that the Far Eastern crisis was disinflationary or even deflationary for not only the Far East but for the world economy as a whole, the outlook for developed market bonds was enhanced. The short term risk, however, was increased since United States domestic policy would have to be subordinated to international policy to help avoid further pressure on the yen with its potential domino effect on the rest of the Far East.

At the end of the period, the debate is whether the slowdown effect of the Far East will affect Western economies before Western interest rates have to be increased to control the pace of growth. In this background, it seems right to remain cautious.

                            COREFUND GLOBAL BOND FUND
                                  JUNE 30, 1998


                   BOND DISTRIBUTION
     Germany                                 21.7%
     France                                  20.1%
     Canada                                  12.1%
     Sweden                                  10.0%
     United States                            9.5%
     United Kingdom                           8.8%
     Demand Deposit                           5.7%
     New Zealand                              3.7%
     Australia                                3.4%
     Netherlands                              2.4%
     Denmark                                  2.4%
     Options                                  0.2%
                                           -------
                                            100.0%
                                           =======
               MATURITY DISTRIBUTION
     Cash                                     6.2%
     - 2 years                               16.2%
     2-5 years                               17.3%
     6-10 years                              33.5%
     + 10 years                              26.8%

                  TOP 10 HOLDINGS
   Bundesrepublic 6.25% 2024                 16.7%
   Canadian Gov't. 4.75% 1999                 7.4%
   French OAT 6% 2025                         5.2%
   Credite Locale 5.375% 2004                 5.1%
   DSL Finance 5% 2004                        5.0%
   DEPFA 6.375% 2008                          5.0%
   Eksportsfinans 6.875% 2004                 5.0%
   Gov't of Sweden 8% 2007                    4.9%
   Diageo 6.25% 2002                          4.9%
   J.P. Morgan 6.875% 2004                    4.8%


                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                   One   Annualized  Annualized  Cumulative
                  Year     3 Year    Inception   Inception
                  Return   Return     to Date     to Date
--------------------------------------------------------------------------------
 Class Y           4.42%    6.23%      4.03%      19.66%
 Class A w/o Load  4.16%    5.93%      3.76%      18.25%
 Class A w/Load   -0.74%    4.23%      2.65%      12.62%

  COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE COREFUNDS GLOBAL BOND FUND, CLASS Y OR CLASS A, VERSUS THE J.P. MORGAN GLOBAL BOND
                         INDEX, HEDGED AND UNHEDGED
                              [LINE GRAPH OMITTED]
                             PLOT POINTS TO FOLLOW:

Global Bond Fund (Class Y)
Global Bond Fund (Class A)
J.P. Morgan Global Bond Index
J.P. Morgan Global Bond Index, Hedged

        Global Bond Fund Global Bond Fund    J.P. Morgan     J.P. Morgan Global
            (Class Y)      (Class A)      Global Bond Index  Bond Index, Hedged
12/31/93     $10,000       $ 9,525           $10,000           $10,000
 6/30/94       9,045         8,595             9,964             9,489
 6/30/95       9,923         9,418            11,704            10,537
 6/30/96      10,729        10,147            11,942            11,498
 6/30/97      11,392        10,748            12,477            12,565
 6/30/98      11,895        11,195            13,210            14,069

PAST PERFORMANCE OF THE PORTFOLIO IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

STATEMENT OF NET ASSETS                                COREFUND GLOBAL BOND FUND
--------------------------------------------------------------------------------
June 30, 1998



                                                                                         PAR               VALUE
                                                                                      (000)(1)             (000)
---------------------------------------------------------------------------------------------------------------------------
FOREIGN BONDS - 91.2%
   AUSTRALIA - 3.2%
   New South Wales Treasury
         12.000%, 12/01/01 ....................................................           1,600           $   1,193
                                                                                                          ---------
   CANADA - 11.8%
   Canada Government
          4.750%, 09/15/99 ....................................................           3,900               2,642
   J.P. Morgan
          6.875%, 03/17/04 ....................................................           2,400               1,703
                                                                                                          ---------
                                                                                                              4,345
                                                                                                          ---------
   DENMARK - 2.4%
   City of Copenhagen
          6.250%, 03/15/01 ....................................................           5,800                 877
                                                                                                          ---------
   FRANCE - 19.5%
   Credit Locale
          5.375%, 01/13/04 ....................................................          10,600               1,815
   Depfa Finance
          6.375%, 11/18/08 ....................................................           9,800               1,776
   Diageo
          6.250%, 11/25/02 ....................................................          10,000               1,761
   French OAT Bond
          6.000%, 10/25/25 ....................................................          10,250               1,850
                                                                                                          ---------
                                                                                                              7,202
                                                                                                          ---------
   GERMANY - 21.0%
   Bundesrepublic
          6.250%, 01/04/24 ....................................................           9,590               5,981
   DSL Finance
          5.000%, 07/23/04 ....................................................           3,150               1,775
                                                                                                          ---------
                                                                                                              7,756
                                                                                                          ---------
   LITHUANIA - 1.4%
   (2) Republic of Lithuania
          7.125%, 07/22/02 ....................................................             525                 510
                                                                                                          ---------
   NETHERLANDS - 2.4%
   Bank Voor Ned Gem
          6.250%, 03/15/00 ....................................................           1,700                 869
                                                                                                          ---------

                 See accompanying notes to financial statements.
                                        4


STATEMENT OF NET ASSETS (CONTINUED)                                                               COREFUND GLOBAL BOND FUND
---------------------------------------------------------------------------------------------------------------------------
June 30, 1998



                                                                                         PAR               VALUE
                                                                                      (000)(1)             (000)
---------------------------------------------------------------------------------------------------------------------------
   NEW ZEALAND - 3.6%
   Government of New Zealand
          8.000%, 11/15/06 ....................................................           2,320           $   1,328
                                                                                                          ---------
   SWEDEN - 9.6%
   Eksportfinans
          6.875%, 02/09/04 ....................................................          13,000               1,784
   Government of Sweden
          8.000%, 08/15/07 ....................................................          11,500               1,761
                                                                                                           --------
                                                                                                              3,545
                                                                                                           --------
   UNITED KINGDOM - 12.9%
   (2) British Tele
          7.000%, 05/23/07 ....................................................             500                 535
   Chubu Elecectric Power
          6.750%, 08/10/99 ....................................................             950               1,565
   Halifax Building
          8.375%, 12/15/99 ....................................................             950               1,597
   (2) ICI Investments
          6.750%, 08/07/02 ....................................................             500                 508
   (2) Rolls Royce
          7.125%, 07/29/03 ....................................................             545                 564
                                                                                                           --------
                                                                                                              4,769
                                                                                                           --------
   UNITED STATES - 3.4%
   Abbey National
          6.690%, 10/17/05 ....................................................             500                 513
   Hutchison Whamp
          6.950%, 08/01/98 ....................................................             300                 260
   Rothmans Holdings
          6.500%, 05/06/03 ....................................................             500                 497
                                                                                                           --------
         Total United States                                                                                  1,270
                                                                                                           --------
   TOTAL FOREIGN BONDS
      (Cost $33,355) ..........................................................................              33,664
---------------------------------------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements.


STATEMENT OF NET ASSETS (CONCLUDED)                                                               COREFUND GLOBAL BOND FUND
---------------------------------------------------------------------------------------------------------------------------
June 30, 1998



                                                                                         PAR              VALUE
                                                                                      (000)(1)            (000)
-----------------------------------------------------------------------------------------------------------------------
DEBT OPTIONS - 0.2%
   FRANCE - 0.0%
   Government of France OAT Put 6.0%, Strike @ 108.05* .......................           10,000         $         8
                                                                                                        -----------
   GERMANY - 0.2%
   Bund Put 6.25%, Strike @ 111.59* ..........................................            9,000                  13
   Demcall/Us$put Strike @ 1.78349* ..........................................           10,000                  39
                                                                                                        -----------
                                                                                                                 52
                                                                                                        -----------
   TOTAL DEBT OPTIONS
      (Cost $319) ............................................................                                   60
                                                                                                        -----------
DEMAND DEPOSIT - 5.7%
   Morgan Stanley 4.15%, 07/01/98 ............................................            2,124               2,124
                                                                                                        -----------
   TOTAL DEMAND DEPOSITS
      (Cost $2,124) ...........................................................................               2,124
-----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 97.1%
       (Cost $35,798) .........................................................................              35,848
------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET - 2.9% ......................................................               1,073
------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares of Class Y ($.001 par value -- 25 million authorized
   shares) based on 3,940,654 outstanding shares of beneficial interest .......................              38,959
Portfolio Shares of Class A ($.001 par value -- 25 million authorized
   shares) based on 21,308 outstanding shares of beneficial interest ..........................                 211
Undistributed Net Investment Income ...........................................................                 394
Accumulated Net Realized Loss on Investments ..................................................              (2,656)
Net Unrealized Depreciation on Forward Foreign Currency
   Contracts, Foreign Currency and Translation of Other Assets
   and Liabilities in Foreign Currency ........................................................                 (37)
Net Unrealized Appreciation on Investments ....................................................                  50
-----------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0% .....................................................................             $36,921
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE-- CLASS Y ............................               $9.32
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE-- CLASS A ......................................               $9.30
-----------------------------------------------------------------------------------------------------------------------
*NON-INCOME PRODUCING SECURITY
(1) IN LOCAL CURRENCY UNLESS OTHERWISE INDICATED
(2) DENOMINATED IN U.S. $.
                 See accompanying notes to financial statements.
                                        6


STATEMENT OF OPERATIONS (000)                                                                     COREFUND GLOBAL BOND FUND
---------------------------------------------------------------------------------------------------------------------------
For the year ended June 30, 1998





---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
     Interest ..................................................................                            $ 2,066
                                                                                                            -------
       Total investment income .................................................                              2,066
                                                                                                            -------
EXPENSES:
     Investment advisory fees ..................................................                                221
     Less: waiver of investment advisory fees ..................................                                (36)
     Administrative fees .......................................................                                 90
     Less:waiver of administrative fees ........................................                                (33)
     Transfer agent fees & expenses ............................................                                 11
     Custodian fees ............................................................                                 12
     Professional fees .........................................................                                  3
     Registration & filing fees ................................................                                  4
     12b-1 fees-- individual shares ............................................                                  1
     Trustee fees ..............................................................                                  1
     Printing fees .............................................................                                 11
     Organizational costs ......................................................                                  2
     Miscellaneous .............................................................                                  8
                                                                                                            -------
       Total expenses ..........................................................                                295
                                                                                                            -------
NET INVESTMENT INCOME ..........................................................                              1,771
                                                                                                            -------
NETREALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FORWARD FOREIGN CURRENCY
   CONTRACTS AND FOREIGN CURRENCY:
     Net realized gain (loss) from:
       Security transactions ...................................................                                230
       Option transactions .....................................................                             (1,313)
     Net realized gain on forward foreign currency contracts and
       foreign currency transactions ...........................................                                840
     Net unrealized depreciation on forward foreign currency contracts and translation of
       other assets and liabilities in foreign currencies ......................                               (248)
     Net change in unrealized appreciation on investments ......................                                287
                                                                                                            -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                        $ 1,567
                                                                                                            =======
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE - JUNE 30, 1998:
     CLASS Y
     1Net asset value, offer and redemption price ..............................                            $  9.32
                                                                                                            =======
     CLASS A
     1Net asset value, redemption price ........................................                            $  9.30
      Maximum sales charge of 4.75% ............................................                               0.46
                                                                                                            -------
     2Offering price ...........................................................                            $  9.76

                                                                                                            =======
1 NET ASSET VALUE PER SHARE, AS ILLUSTRATED, IS THE AMOUNT WHICH WOULD BE PAID
  UPON THE REDEMPTION OR EXCHANGE OF SHARES.
2 THE OFFER PRICE IS CALCULATED BY DIVIDING THE NET ASSET VALUE OF CLASS A BY
  1 MINUS THE MAXIMUM SALES CHARGE OF 4.75%.



                 See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS (000)                                                          COREFUND GLOBAL BOND FUND
---------------------------------------------------------------------------------------------------------------------------
For the years ended June 30
                                                                                                  1998              1997
                                                                                               ---------          ---------
OPERATIONS:
      Net investment income ...................................................                 $  1,771          $  1,774
      Net realized gain (loss) on investments, forward foreign
         currency contracts and foreign currency ..............................                     (243)              423
      Net unrealized appreciation (depreciation) on investments, forward foreign currency contracts and translation of assets and
         liabilities in foreign currencies ....................................                       39              (149)
                                                                                                --------          --------
      Net increase in net assets resulting from operations ....................                    1,567             2,048
                                                                                                --------          --------
DIVIDENDS DISTRIBUTED FROM:
      Net investment income
         Class Y ..............................................................                   (2,380)           (2,621)
         Class A ..............................................................                      (15)              (13)
                                                                                                --------          --------
             Total dividends distributed ......................................                   (2,395)           (2,634)
                                                                                                --------          --------
CAPITAL TRANSACTIONS (1):
      Class Y:
         Proceeds from shares issued ..........................................                    1,499               107
         Reinvestment of cash distributions ...................................                    2,033             2,670
         Cost of shares redeemed ..............................................                     (577)             (602)
                                                                                                --------          --------
         Increase in net assets from Class Y transactions .....................                    2,955             2,175
                                                                                                --------          --------
      Class A:
         Proceeds from shares issued ..........................................                       70                31
         Reinvestment of cash distributions ...................................                       15                15
         Cost of shares redeemed ..............................................                      (63)              (13)
                                                                                                --------          --------
         Increase in net assets from Class A transactions .....................                       22                33
                                                                                                --------          --------
      Increase in net assets derived from capital
         share transactions ...................................................                    2,977             2,208
                                                                                                --------          --------
         Net increase in net assets ...........................................                    2,149             1,622
                                                                                                --------          --------
NET ASSETS:
      Beginning of year .......................................................                   34,772            33,150
                                                                                                --------          --------
      End of year .............................................................                  $36,921           $34,772
                                                                                                ========          ========

(1) FOR CAPITAL SHARE TRANSACTIONS PLEASE SEE FOOTNOTE 7 IN THE NOTES TO THE
    FINANCIAL STATEMENTS.

                 See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS                                   COREFUND GLOBAL BOND FUND
--------------------------------------------------------------------------------
June 30, 1998


For a Share Outstanding Throughout the Period

                                                                                                                           RATIO OF
                  NET                   REALIZED AND                                                                NET    EXPENSES
                 ASSET                   UNREALIZED      DISTRIBUTIONS  DISTRIBUTIONS     NET                     ASSETS      TO
                VALUE         NET           GAINS          FROM NET         FROM      ASSET VALUE                   END     AVERAGE
               BEGINNING   INVESTMENT    OR (LOSSES)       INVESTMENT      CAPITAL        END          TOTAL     OF PERIOD    NET
              OF PERIOD     INCOME      ON INVESTMENTS       INCOME         GAINS      OF PERIOD      RETURN2      (000)     ASSETS
              ----------  -----------   --------------    ----------     ----------    ----------    --------     --------  --------
   CLASS Y*
   1998        $ 9.54       $0.47          $(0.06)         $(0.63)          $--         $ 9.32         4.42%      $36,723     0.81%
   1997          9.70        0.49            0.09           (0.74)           --           9.54         6.18        34,590     0.85
   1996          9.62        0.47            0.30           (0.69)           --           9.70         8.00        32,998     0.71
   1995          9.06        0.62            0.24           (0.30)           --           9.62         9.70        26,898     0.64
   19941        10.00        0.25           (1.15)          (0.04)           --           9.06        (9.00)+      24,957     0.73
   CLASS A*
   1998        $ 9.52       $0.40          $(0.01)         $(0.61)          $--         $ 9.30         4.16%         $198     1.06%
   1997          9.68        0.42            0.14           (0.72)           --           9.52         5.92           182     1.10
   1996          9.61        0.61            0.12           (0.66)           --           9.68         7.74           152     0.96
   1995          9.04        0.61            0.24           (0.28)           --           9.61         9.57           170     0.89
   19941        10.00        0.19           (1.11)          (0.04)           --           9.04        (9.22)+         167     0.98



                            RATIO OF      RATIO OF
               RATIO OF     EXPENSES     NET INCOME
                  NET      TO AVERAGE    TO AVERAGE
                 INCOME     NET ASSETS    NET ASSETS   PORTFOLIO
               TO AVERAGE   (EXCLUDING   (EXCLUDING    TURNOVER
               NET ASSETS    WAIVERS)     WAIVERS)       RATE
              -----------    --------     --------     --------
   CLASS Y*
   1998          4.90%        1.00%         4.71%         46%
   1997          5.14         1.03          4.96          90
   1996          5.81         0.95          5.57          67
   1995          6.84         1.03          6.45         133
   19941         5.04         1.12          4.65         161
   CLASS A*
   1998          4.65%        1.25%         4.46%         46%
   1997          4.89         1.28          4.71          90
   1996          5.56         1.20          5.32          67
   1995          6.59         1.28          6.20         133
   19941         4.79         1.37          4.40         161

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
* ON APRIL 22, 1996 THE SERIES A SHARES OF THE FUND WERE REDESIGNATED CLASS Y AND THE SERIES B SHARES OF THE FUND WERE REDESIGNATED CLASS A.
+ THIS FIGURE HAS NOT BEEN ANNUALIZED.
1 COMMENCED OPERATIONS DECEMBER 15, 1993. UNLESS OTHERWISE NOTED, ALL RATIOS
  FOR THE PERIOD HAVE BEEN ANNUALIZED.
2 TOTAL RETURN DOES NOT REFLECT THE SALES LOAD CHARGED ON THE CLASS A SHARES.


                 See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS                          COREFUND GLOBAL BOND FUND
--------------------------------------------------------------------------------
June 30, 1998



1.   ORGANIZATION
     The CoreFund Global Bond Fund (the "Portfolio") is a portfolio offered by CoreFunds, Inc. (the "Company"), an open-end investment company registered under the Investment Company Act of 1940, as amended. The Company is comprised of 20 separate portfolios (the "Portfolios"):
                     EQUITY PORTFOLIOS:             MONEY MARKET PORTFOLIOS:
                     Equity Index Fund              Treasury Reserve
                     Core Equity Fund               Cash Reserve
                     Growth Equity Fund             Tax-Free Reserve
                     Special Equity Fund            Elite Cash Reserve
                     International Growth Fund      Elite Treasury Reserve
                     Balanced Fund                  Elite Tax-Free Reserve
                     FIXED INCOME PORTFOLIOS:
                     Short Term Income Fund
                     Short-Intermediate Bond Fund
                     Government Income Fund
                     Bond Fund
                     Global Bond Fund
                     Intermediate Municipal Bond Fund
                     Pennsylvania Municipal Bond Fund
                     New Jersey Municipal Bond Fund
     Only the financial statements of the Global Bond Fund are presented herein. The financial statements of the remaining funds are presented separately.
     The assets of each Portfolio are segregated, and a Shareholder's interest is limited to the Portfolio in which shares are held. The Portfolios' prospectuses provide a description of the Portfolios' investment objectives, policies and strategies.
     Refer to Footnote 8, regarding the reorganization of the Portfolio after June 30, 1998.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Portfolio.
     SECURITY VALUATION--Investment securities that are listed on a securities exchange for which market quotations are available are valued by an independent pricing service at the last quoted sales price for such securities on each business day. If there is no such reported sale, these securities and unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price using procedures determined in good faith by the Board of Trustees. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.
     The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following bases:
     [bullet] market value of investment securities, assets and liabilities at the current rate of exchange; and
     [bullet] purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

     The Portfolio does isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon sale or maturity of foreign currency denominated debt obligations for Federal income tax purposes.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)              COREFUND GLOBAL BOND FUND
--------------------------------------------------------------------------------
June 30, 1998




     The Portfolio reports certain foreign currency-related transactions as components of unrealized and realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

     FORWARD FOREIGN CURRENCY CONTRACTS--The Portfolio enters into forward foreign currency contracts as hedges against either specific transactions or portfolio positions. The aggregate principal amounts of the contracts are not recorded since the Portfolio intends to settle the contracts prior to delivery. All commitments are "marked-to-market" daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded currently. The Portfolio realizes gains or losses at the time forward contracts are settled. Financial future contracts are valued at the settlement price established each day by the board of trade on an exchange on which they are traded.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME--Security transactions are accounted for on the trade date of the security purchase or sale. Cost used in determining net realized capital gains and losses on the sale of securities are those of the specific securities sold, adjusted for the accretion and amortization of purchase discounts or premiums during the respective holding period, which is calculated using the effective interest method. Interest income is recorded on the accrual basis.

     EXPENSES--Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses of the Company are pro-rated to the Portfolios on the basis of relative net assets. Class specific expenses, such as the 12b-1 fees, are borne by that class. Income, other expenses and accumulated realized and unrealized gains and losses of a Fund are allocated to the respective class on the basis of the relative net asset value each day.

     DISTRIBUTION TO SHAREHOLDERS--The Portfolio declares and pays dividends on a quarterly basis. Such dividends are reinvested in additional shares unless otherwise requested. Any net realized capital gains on sales of securities for the Portfolio are distributed to its shareholders at least annually.

     Distributions from net investment income and net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid in capital in the period that the difference arises.

     Accordingly, for the Portfolio as of June 30, 1998, $840,000 was reclassified from accumulated net realized gain on investments to accumulated net investment income.
     FEDERAL INCOME TAXES--It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income tax is required.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)              COREFUND GLOBAL BOND FUND
--------------------------------------------------------------------------------
June 30, 1998






3.   INVESTMENT ADVISORY AND CUSTODIAL SERVICES
     The Company has entered into an investment advisory agreement with CoreStates Investment Advisers, Inc. ("CSIA") to provide investment advisory services to the Portfolio. For its services CSIA receives a fee of 0.60% based on the annual average daily net assets of the Portfolio.

     Advisory fees are computed daily and paid monthly. Additionally, for the year ended June 30, 1998, CSIA has voluntarily waived a portion of their fees in order to assist the Portfolio in maintaining a competitive expense ratio.

     CoreStates Bank (now First Union Bank) serves as Custodian to the Company. Under the Custodian Agreement, CoreStates Bank holds each Portfolio's securities and cash items, makes receipts and disbursements of money on behalf of the Portfolio, collects and receives all income and other payments and distributions on account of the Portfolios' securities and performs other related services. CoreStates Bank may, at its discretion and at its own expense, open and maintain a sub-custody account or employ a sub-custodian on behalf of the Portfolios investing exclusively in the United States and may, with the Portfolios' Board approval and at the expense of the Portfolios, employ sub-custodians on behalf of the Portfolios who invest in foreign countries provided that CoreStates Bank shall remain liable for the performance of all of its duties under the Custodian Agreement.

     Sub-Advisory services are provided for the Portfolio by Analytic TSA (formerly Alpha Global). CoreStates Advisers is responsible for the supervision, and payment of fees to the Sub-Advisers in connection with their services.

4.   ADMINISTRATIVE, TRANSFER AGENT AND DISTRIBUTION SERVICES
     Pursuant to an Administration agreement dated October 30, 1992, as amended June 1, 1995, SEI Fund Resources ("SFR") acts as the Portfolio's Administrator. Under the terms of such agreement, SFR is entitled to receive an annual fee of 0.25% on the average net assets of the Portfolio. SFR voluntarily waives a portion of their fees in order to assist the Portfolio in maintaining a competitive expense ratio.

     Pursuant to a Transfer Agency agreement dated November 16, 1995, Boston Financial Data Services ("BFDS"), a wholly owned subsidiary of State Street Bank and Trust Company acts as the Portfolio's Transfer Agent. As such, BFDS provides transfer agency, dividend disbursing and shareholder servicing for the Portfolio.

     On November 2, 1992, SEI Financial Services ("SFS"), a wholly owned subsidiary of SEI, became the Portfolio's exclusive Distributor pursuant to a distribution agreement dated October 30, 1992.

     The Company has adopted a Distribution Plan (the "Plan") for the Portfolio. The Plan provides for the payment by the Company to the Distributor of up to 0.25% of the daily net assets of the Class A shares and 1.00% of the daily net assets for the Class B shares. The Distributor is authorized to use these fees as compensation for its distribution-related services and as payment to certain securities broker/dealers and financial institutions that enter into shareholder servicing agreements or broker agreements with the Distributor. The Portfolios paid approximately $219,874 to affiliated brokers for commissions earned on the sales of the shares of the Portfolios for the year ended June 30, 1998.

     Certain officers of the Company are also officers of the Administrator. Such officers are paid no fees by the Portfolio.

     The Portfolios have paid legal fees in the amount of $150,615 to a law firm in which the Secretary of the Company is a partner.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)              COREFUND GLOBAL BOND FUND
--------------------------------------------------------------------------------
June 30, 1998






5.   INVESTMENT TRANSACTIONS
     During the year ended June 30, 1998, purchases of securities and proceeds from sales of securities, other than temporary investments in short-term securities, were $20,192,000 and 11,888,000, respectively.

     Certain net capital losses incurred subsequent to October 31, 1997 have been deferred for tax purposes and will be recognized during the fiscal year ended June 30, 1999. The Portfolio had capital loss carryforwards at June 30, 1998, as follows:

   CAPITAL LOSS
     CARRYOVER        EXPIRES         EXPIRES        EXPIRES         EXPIRES
      6/30/98          2003            2004           2005            2006
   ------------     ------------    ------------   ------------    -----------
    $1,975,140       $844,493          $--          $729,058        $401,589


For tax purposes, the losses in the Portfolio can be carried forward for a maximum of eight years to offset any net realized capital gains.
     At June 30, 1998 the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes was not materially different from amounts reported for financial purposes. The aggregate gross unrealized gain or loss on securities at June 30, 1998 is as follows:


                                     ------------    ------------   ------------
                                      AGGREGATE       AGGREGATE
                                        GROSS           GROSS            NET
                                     APPRECIATION    DEPRECIATION   APPRECIATION
                                     ------------    ------------   ------------
AGGREGATE GROSS UNREALIZED              $1,071         $1,021           $50
 GAIN (LOSS)(000)
                                                            13

NOTES TO FINANCIAL STATEMENTS (CONTINUED)              COREFUND GLOBAL BOND FUND
--------------------------------------------------------------------------------
June 30, 1998



6. FORWARD FOREIGN CURRENCY CONTRACTS

     The Portfolio enters into forward foreign currency contracts as hedges against portfolio positions. Such contracts, which protect the value of a Portfolio's investment securities against a decline in the value of currency, do not eliminate fluctuations in the underlying prices of the securities. They simply establish an exchange rate at a future date. Also, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase. The following forward foreign currency contracts were outstanding at June 30, 1998:
--------------------------------------------------------------------------------


  Foreign Currency Sales:
                                                                  Unrealized
                           Contracts to       In Exchange       Appreciation/
                              Deliver             For          (Depreciation)
                          ---------------     -----------        -----------
   7/23/98            CD        6,480,000      $4,416,200           $ (244)
  10/14/98            DM        3,300,000       1,811,196          (30,490)
   7/23/98            DM       11,100,000       6,201,117           36,425
    9/9/98            DK        6,126,000         913,374           18,245
  10/14/98            FF       22,120,000       3,621,777          (59,469)
   8/12/98            FF       11,600,000       1,946,309           22,765
   7/24/98            FF       11,000,000       1,833,639           11,712
   8/12/98            GP        2,000,000       3,260,000          (57,869)
   12/9/98            NG        1,850,000         937,896           19,028
  10/14/98            SK       14,260,000       1,792,133           (4,734)
   7/23/98            SK       14,800,000       1,866,330            7,951
                                                                  ----------
  Net Unrealized Depreciation                                     $(36,680)
                                                                  ==========

--------------------------------------------------------------------------------


CURRENCY LEGEND
---------------

CD     Canadian Dollar
DM     German Marks
DK     Danish Kroner
FF     French Francs
GP     British Pounds
NG     Netherlands Guilder
SK     Swedish Krona

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)              COREFUND GLOBAL BOND FUND
--------------------------------------------------------------------------------
June 30, 1998



7. SHARE TRANSACTIONS (000):

The following are the share transactions for the year ended June 30, 1998.

CLASS Y
Shares issued                                            158
Shares issued in lieu of cash distributions              217
Shares repurchased                                       (61)
                                                       -----
Net increase                                             314
                                                       =====
CLASS A
Shares issued                                              7
Shares issued in lieu of cash distributions                2
Shares repurchased                                        (7)
                                                       -----
Net increase                                               2
                                                       =====
TOTAL SHARE ACTIVITY
FOR PERIOD                                               316
                                                       =====


8. FUND REORGANIZATIONS

     On April 30, 1998, CoreStates Financial Corp (of which CoreStates Investments Advisers, Inc., investment adviser to the Portfolios, is a wholly-owned subsidiary) merged with and into a wholly-owned subsidiary of First Union Corporation. In anticipation of the merger transaction, on February 6, 1998, the Board of Directors of CoreFunds, Inc. approved an Agreement and Plan of Reorganization (the "Plan"), providing for the transfer of all assets and liabilities of the CoreFunds in exchange for the issuance of shares of the Evergreen Funds in a tax-free reorganization. At a special meeting of shareholders held on August 18, 1998, the shareholders of the Global Bond Fund voted to approve the Plan.

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)              COREFUND GLOBAL BOND FUND
--------------------------------------------------------------------------------
June 30, 1998




                                   (UNAUDITED)

     A special meeting of the Global Bond Fund was scheduled for August 18, 1998 at which the shareholders of the Portfolios voted to:

     (1) approve an Agreement and Plan of Reorganization (the "Plan"), providing for the transfer of all assets and liabilities of the Global Bond Fund in exchange for the issuance of shares of Evergreen Select International Bond Fund in a tax-free reorganization.

     (2) approve the Interim Investment Advisory Agreement between the Portfolio and CoreStates Investment Advisers, Inc. (CSIA) from April 30, 1998 to the date the reorganization is consummated, and

     (3) approve the Interim Sub-Advisory Agreement between CSIA and Analytic TSA International, Inc. from April 30, 1998 to the date the reorganization is consummated.

     The results are as follows:
                                 SHARES VOTED       % OF VOTED   % OF TOTAL
                                 ------------       ----------   ----------
Item #1        FOR                 3,902,506.000       99.78%      98.50%
               AGAINST                        --        0.00%       0.00%
               ABSTAIN                        --        0.00%       0.00%
               BROKER NON-VOTE         8,698.000        0.22%       0.22%

Item #2        FOR                 3,911,204.000      100.00%      98.72%
               AGAINST                        --        0.00%       0.00%
               ABSTAIN                        --        0.00%       0.00%
               BROKER NON-VOTE                --        0.00%       0.00%

Item #3        FOR                 3,911,204.000      100.00%      98.72%
               AGAINST                        --        0.00%       0.00%
               ABSTAIN                        --        0.00%       0.00%
               BROKER NON-VOTE                --        0.00%       0.00%

                         REPORT OF INDEPENDENT AUDITORS


Board of Directors and Shareholders
CoreFunds, Inc.

We have audited the accompanying statement of net assets of the Global Bond Fund of CoreFunds, Inc. (the "Fund") as of June 30, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by the custodian as of June 30, 1998, and confirmation of securities not held by the custodian by correspondence with brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at June 30, 1998, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented herein, in conformity with generally accepted accounting principles.

                                                                   /S/SIGNATURE
                                                              ERNST & YOUNG LLP


Philadelphia, Pennsylvania
August 25, 1998

     This report and the financial statements contained herein are submitted for the general information of the shareholders of the Corporation. The report is not authorized for distribution to prospective investors in the Corporation unless preceded or accompanied by an effective prospectus. Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, CoreStates Bank, N.A., the parent corporation of the Fund's investment adviser. Such shares are also not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.



COR-F-063-01